Convertible Debt Instrument Classified As A Liability	12 Months Ended
Dec. 31, 2022
Disclosure Of Debt Instruments Text Block Abstract
CONVERTIBLE DEBT INSTRUMENT CLASSIFIED AS A LIABILITY

25. CONVERTIBLE DEBT INSTRUMENT CLASSIFIED AS A LIABILITY

Group and Company Convertible Loan Notes 2016

A convertible loan note of $273k was in existence as detailed in the Admission Document dated 31 March 2014. Proceeds of the subscriptions for the notes are to be used exclusively to finance the Company’s on-going working capital requirements. The terms of the loan note are that the loan notes, plus accrued interest at a rate of 4 per cent above Bank of England base rate per annum, will convert into ordinary shares in the Company at a price of £0.10 per share at the election of the Noteholder any time after the second anniversary of the readmission to AIM on 24 April 2014. The Company considers this to be a Convertible Debt Instrument as detailed in the policy described at note 2 as a result of the fact that the Company is obligated to repay the capital amount and the interest of the loan, and the Noteholder has the right to settle the obligation via a cash settlement and is not limited to settling the obligation in shares in the Company. The loan note was converted during the course of the year to December 31, 2021, with accelerated interest until October 2028 recognized by board approval.

Accounting for the convertible debt instrument

The net proceeds received from the issue of the Convertible Loan Note have been recorded as a debt liability in the balance sheet and the accrued interest charged to the income statement and the debt liability. The loan was converted in November 2021. The liability for the convertible debt instrument is;

Convertible Loan Note Classified as a Liability

	2022	2021	2020
Convertible loan notes b/f	-	-	324
Accrued interest	-	-	163
Conversion of loan note	-	-	487
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